Exhibit 8
List of subsidiaries

The Company holds directly or indirectly 100% in the below listed subsidiaries unless otherwise stated.

Company	Country of Incorporation
Philips Algérie	Algeria

Fábrica Austral de Productos Eléctricos Sociedad Anónima	Argentina

Philips Argentina Sociedad Anónima	Argentina

SAFINA S.A. de Capitalización y Ahorro	Argentina

Advanced Technology Laboratories Argentina S.A.	Argentina

Saeco Argentina SA	Argentina

Philips Electronics Australia Limited	Australia

Philips Telecommunication and Data Systems Limited	Australia

Philips Employee Share Plan Pty. Limited	Australia

Respironics Australia Pty. Ltd.	Australia

Respironics Australia Holdings Pty. Ltd.	Australia

WMGD Pty. Limited	Australia

Dynalite Intelligent Light Pty. Limited	Australia

Saeco International Group (Australia) Pty. Ltd.	Australia

Saeco Australia Pty Ltd. (60%)	Australia

Saeco South Australia Pty. Ltd. (60%)	Australia

Philips Medizinische Systeme Gesellschaft m.b.H.	Austria

Philips Austria GmbH	Austria

Industriegrundstücks-Verwaltungsgesellschaft m.b.H.	Austria

Hoffmeister-Leuchten Gesellschaft m.b.H.	Austria

Saeco Austria AG	Austria

Philips Bangladesh Limited	Bangladesh, People’s Republic of

PENAC World Sales, Inc.	Barbados

The Foreign Private Consulting-Trading Unitary Enterprise “Philips-Belorussia” of Company Philips’ Radio B.V.	Belarus

Philips Hearing Implants	Belgium

Philips Consumer Products	Belgium

Philips Services	Belgium

Philips Innovative Technology Solutions	Belgium

Philips Innovative Applications	Belgium

Philips Belgium	Belgium

Philips Properties	Belgium

Superclub Trading	Belgium

Philips Medical Systems	Belgium

Massive	Belgium

Lighting Group Massive	Belgium

Philips Consumer Luminaires Export	Belgium

List of subsidiaries (continued)

Company	Country of Incorporation
Modular Lighting Instruments	Belgium

Podium	Belgium

Ring Station I	Belgium

Lighting Group PLI Holding	Belgium

Saeco Benelux	Belgium

Philips da Amazônia Indústria Eletrônica Ltda.	Brazil

Philips Eletrônica da Amazônia Ltda.	Brazil

Inbraphil — Indústrias Brasileiras Philips Ltda.	Brazil

Philips Medical Systems Ltda.	Brazil

Philips Eletrônica do Nordeste S.A.	Brazil

Philips do Brasil Ltda.	Brazil

Philips Business Communications — Soluções Empresariais Ltda.	Brazil

Helfont Produtos Elétricos Ltda.	Brazil

CIV Comércio e Importação Vitória Ltda.	Brazil

VMI Indústria e Comércio Ltda.	Brazil

Respironics do Brasil Representação de Produtos Médicos Ltda.	Brazil

Dixtal Biomédica Indústria e Comércio Ltda.	Brazil

Dixtal Tecnologia Indústria e Comércio Ltda.	Brazil

Saeco Do Brasil Comercio De Equipamentos Ltda (60%)	Brazil

Philips Bulgaria EOOD	Bulgaria

Philips Appliances Ltd.	Canada

Philips Electronics Ltd	Canada

Philips Electronic Equipment Ltd.	Canada

Latin-American Holdings Corporation	Canada

Philips Overseas Holdings Corporation	Canada

Philips Canada Ltd	Canada

Philips Trans-America Holdings Corporation	Canada

W.J. Addison Ltd.	Canada

Lifeline Systems Canada, ULC	Canada

Canlyte ULC	Canada

Lumec Holding ULC.	Canada

USS Manufacturing Inc.	Canada

Genlyte Thomas Group Nova Scotia ULC	Canada

GTG International Acquisitions LP	Canada

Saeco B.C. Ltd.	Canada

Saeco Ontario Ltee.	Canada

Saeco West Ltd. (80%)	Canada

Les Distribution Saeco Canada Ltée (80%)	Canada

Philips Chilena S.A.	Chile

Philips Automotive Lighting Hubei Co., Ltd.	China

Philips Domestic Appliances and Personal Care Co., of Suzhou Ltd.	China

Philips Domestic Appliances and Personal Care Company of Zhuhai SEZ, Ltd.	China

List of subsidiaries (continued)

Company	Country of Incorporation
Philips Lighting Electronics (Shanghai) Co., Ltd.	China

Philips Electronics Trading & Services (Shanghai) Co. Ltd	China

Philips & Yaming Lighting Co., Ltd. (60%)	China

Philips Lighting Luminaires (Shanghai) Co., Ltd.	China

Philips Lighting Electronics (Xiamen) Co. Ltd.	China

Philips Electronics Technology (Shanghai) Co., Ltd.	China

Philips and Neusoft Medical Systems Co., Ltd. (51%)	China

Philips Electronics (Shenzhen) Co., Ltd.	China

Philips Consumer Lighting (Ningbo) Co., Ltd.	China

Assembleon Technology (Suzhou) Co., Ltd.	China

Philips Consumer Lighting (Shenzhen) Co.. Ltd.	China

Respironics Medical Products (Shenzhen) Ltd.	China

Shenzhen Goldway Industrial Inc.	China

Melmedical Co. Ltd.	China

Philips Healthcare (Suzhou) Co., Ltd.	China

Philips Colombiana de Comercialización S.A.	Colombia

Lighting de Colombia S.A.	Colombia

Saeco Centroamerica SA (70%)	Costa Rica

MASSIVE d.o.o.	Croatia

Philips Ceská republika s.r.o.	Czech Republic

Philips Danmark A/S	Denmark

Philips Consumer Luminaires Denmark A/S	Denmark

Spiropharma A/S (51%)	Denmark

Philips Dominicana S.A.	Dominican Republic

Philips Egypt (Limited Liability Company)	Egypt

Philips Lighting Central America, Sociedad Anónima de Capital Variable	El Salvador

Philips Consumer Luminaires Estonia OU	Estonia

Philips Oy	Finland

Medith Oy (52%)	Finland

Philips France	France

General Lighting Pont-à-Mousson	France

S.C.I. Opéra-Sèvres	France

Compagnie Française Philips	France

Société Service de Propriété Industrielle et de Documentation	France

Nolam 23 S.A.S.	France

Modular Lighting Paris	France

Kaerys S.A.S.	France

Emergences Medicales et Technologies	France

Saeco France	France

Philips Deutschland GmbH	Germany

Philips Intellectual Property & Standards GmbH	Germany

Philips Technologie GmbH	Germany

List of subsidiaries (continued)

Company	Country of Incorporation
Assembléon Deutschland GmbH	Germany

Silicon Manufacturing Itzehoe SMI GmbH	Germany

Philips Industriepark Rothe Erde GmbH	Germany

Philips Extreme UV GmbH	Germany

Philips Medizin Systeme Böblingen GmbH	Germany

Philips Medical Systems DMC GmbH	Germany

Philips GmbH	Germany

Philips Medizin Systeme Hofheim-Wallau GmbH	Germany

Philips Lübeckertordamm 5 Dritte Verwaltungs-GmbH	Germany

Philips Lübeckertordamm 5 Vierte Verwaltungs-GmbH	Germany

Trio Leuchten GmbH	Germany

Reality Leuchten GmbH	Germany

PLDS Germany GmbH	Germany

Philips SC Unterstützungskasse GmbH	Germany

JJI Lighting Group GmbH Europe	Germany

Respironics Deutschland GmbH & Co. KG	Germany

Respironics Deutschland Verwaltungsgesellschaft mbH	Germany

Philips Lübeckertordamm 5 Fünfte Verwaltungs-GmbH	Germany

Philips Technologie Lübeckertordamm 5 Erste Verwaltungs-GmbH	Germany

Gaggia GmbH	Germany

Samou GmbH	Germany

Saeco Card GmbH	Germany

Saeco GmbH	Germany

E & D GmbH	Germany

Philips Hellas S.A. Commercial and Industrial Co. for Electrotechnical Products, Lighting and Medical Systems	Greece

Electronic Devices Limited	Hong Kong

Philips Hong Kong Limited	Hong Kong

Philips Electronics Hong Kong Limited	Hong Kong

Assembleon Hong Kong Limited	Hong Kong

Massive Asia Pacific Ltd.	Hong Kong

Framas Lightings Limited (52%)	Hong Kong

SuperLight Trading Limited	Hong Kong

DLO Asia Limited	Hong Kong

Strand Lighting Asia Limited	Hong Kong

Respironics (HK) Ltd.	Hong Kong

Respironics Technotrend Limited	Hong Kong

Wegot Investment Limited	Hong Kong

Sigma Manufacturing Limited	Hong Kong

Philips Hengdian Lighting (HK) Holding Limited	Hong Kong

Melhk Ltd	Hong Kong

Saeco Hong Kong Ltd.	Hong Kong

Philips Magyarország Kereskedelmi Kft.	Hungary

List of subsidiaries (continued)

Company	Country of Incorporation
PHILIPS INDUSTRIES Hungary Electronical Mechanical Manufacturing and Trading Limited Liability Company	Hungary

MASSIVE Hungária Villamosipari Termelö Kft.	Hungary

Philips Electronics India Limited (96%)	India

Alpha X-Ray Technologies Pvt. Ltd.	India

Meditronics Healthcare Pvt. Ltd.	India

P.T. Philips Industries Batam	Indonesia

PT. Philips Indonesia	Indonesia

PT. Pesona Gemilang Raya	Indonesia

The Irish Development Co. Ltd.	Ireland

Philips Electronics Ireland Limited	Ireland

Philips Radio Communication Systems Ireland Limited	Ireland

Silicon B203 Limited	Ireland

Philips Accounting Services Limited	Ireland

Larestine Ireland Ltd.	Ireland

Tineney Ireland Ltd.	Ireland

Massive Ireland Limited	Ireland

Western Biomedical Technologies Limited	Ireland

Respironics (Ireland) Limited	Ireland

Saeco IPR Limited	Ireland

Saeco Strategic Services Limited	Ireland

Philips Electronics (Israel) Ltd	Israel

Philips Medical Systems Technologies Ltd.	Israel

Philips Societa per Azioni	Italy

Assembléon Italia S.r.l.	Italy

Respironics Italy S.r.l.	Italy

Ilti Luce S.r.l.	Italy

Saeco International Group S.p.A.	Italy

Elfe S.p.A.	Italy

Tecna S.r.l. (90%)	Italy

Pegaso S.r.l. (60%)	Italy

Saeco Vending S.p.A.	Italy

Gaggia S.p.A.	Italy

Philips Electronics Japan, Ltd.	Japan

NIHON SAECO K.K. (92%)	Japan

Philips Respironics GK	Japan

Philips Medical Systems (East Africa) Limited	Kenya

Philips Electronics Korea Ltd.	Korea, Republic of

Philips & LiteOn Digital Solutions Korea Ltd.	Korea, Republic of

Philips Baltic SIA	Latvia

Philips Luxembourg	Luxembourg

Philips International Finance S.A.	Luxembourg

Elektro Holding S.A.	Luxembourg

List of subsidiaries (continued)

Company	Country of Incorporation
Philips Electronics Malaysia Sdn. Bhd.	Malaysia

Philips Lighting Malaysia Sdn. Bhd.	Malaysia

Philips Malaysia Sdn. Berhad	Malaysia

Philips Electronic Supplies (Malaysia) Sdn. Bhd.	Malaysia

Philips LumiLeds Lighting Company Sdn. Bhd.	Malaysia

Advance Transformer Co., S.A. de C.V.	Mexico

Productos de Consumo Electrónico Philips, S.A. de C.V.	Mexico

Componentes Eléctricos de Lámparas, S.A. de C.V.	Mexico

Philips Lighting Electronics México, S.A. de C.V.	Mexico

Philips Holding México, S.A. de C.V.	Mexico

Philips Mexicana, S.A. de C.V.	Mexico

Assembléon Mexicana, S.A. de C.V.	Mexico

Lumisistemas de México, S.A. de C.V.	Mexico

Thomas Lighting de Mexico, S.A. de C.V.	Mexico

Lightolier de Mexico, S.A. de C.V.	Mexico

Philips Electronique Maroc	Morocco

Alkrode B.V.	Netherlands

Philips Apeldoorn B.V.	Netherlands

Assembléon B.V.	Netherlands

Philips Digital Video Systems (Breda) B.V.	Netherlands

Bouw- en Exploitatie Maatschappij “De Burgh” B.V.	Netherlands

Philips Consumer Electronic Services B.V.	Netherlands

Consort Investments B.V.	Netherlands

Philips Crypto B.V.	Netherlands

Dordtse Metaalindustrie “Johan de Witt” B.V.	Netherlands

Philips Electronics Employment Services B.V.	Netherlands

Exenkaf Holding B.V.	Netherlands

Philips Export B.V.	Netherlands

Global Re N.V.	Netherlands

Hasrode B.V.	Netherlands

Industriële Ontwikkelings-Maatschappij B.V.	Netherlands

Lighthouse Consulting Group B.V.	Netherlands

Philips Lumileds Lighting Company (Holding) B.V. (97%)	Netherlands

Philips Enabling Technologies Group B.V.	Netherlands

Philips Enabling Technologies Group Nederland B.V.	Netherlands

Matevu Import Export B.V.	Netherlands

Philips Media B.V.	Netherlands

Philips Media Systems B.V.	Netherlands

Philips Medical Refurbished Systems B.V.	Netherlands

Necesse B.V.	Netherlands

Neglin Lamp B.V.	Netherlands

Maatschappij voor Onroerend Goed “De Nieuwe Erven” B.V.	Netherlands

Noble Europe B.V.	Netherlands

List of subsidiaries (continued)

Company	Country of Incorporation
Philips Electronics Nederland B.V.	Netherlands

Internationaal Octrooibureau B.V.	Netherlands

Optical Manufacturing and Holding Company B.V.	Netherlands

Philips’ Ontwikkelings-Maatschappij B.V.	Netherlands

Paco Adviseurs voor Informatiesystemen B.V.	Netherlands

Philips Participations B.V.	Netherlands

Philips Components B.V.	Netherlands

Philips Digital Networks B.V.	Netherlands

Philips Consumer Communications B.V.	Netherlands

Philips Consumer Communications International B.V.	Netherlands

Philips Consumer Lifestyle B.V.	Netherlands

Philips Consumer Lifestyle International B.V.	Netherlands

Philips Components International B.V.	Netherlands

Philips Communication Systems B.V.	Netherlands

PCW Beheermaatschappij B.V.	Netherlands

Philips Domestic Appliances and Personal Care International B.V	Netherlands

PDO Professional Digital Optical Media B.V.	Netherlands

Philips Electronics China B.V.	Netherlands

Assembléon Netherlands B.V.	Netherlands

Philips International B.V.	Netherlands

Philips LumiLeds Holding B.V.	Netherlands

Philips Business Electronics International B.V.	Netherlands

Philips Industrial Electronics Nederland B.V.	Netherlands

Philips Consumer Electronics Export B.V.	Netherlands

Philips Interactive Media Benelux B.V.	Netherlands

Philips Lighting B.V.	Netherlands

Philips Lighting Holding B.V.	Netherlands

Philips PMF International B.V.	Netherlands

Philips PMF Nederland B.V.	Netherlands

Philips Electronics Middle East & Africa B.V.	Netherlands

Philips Medical Systems International B.V.	Netherlands

Philips Medical Systems Nederland B.V.	Netherlands

Philips Nederland B.V.	Netherlands

Philips Nederland Financieringsmaatschappij B.V.	Netherlands

Philips Projects B.V.	Netherlands

Philips Telecommunicatie en Data Systemen Nederland B.V.	Netherlands

Philips’ Radio B.V.	Netherlands

Philips Electronics Representative Offices B.V.	Netherlands

Super Club International B.V.	Netherlands

Super Club Nederland B.V.	Netherlands

Superclub Retail Nederland B.V.	Netherlands

Siera Electronics B.V.	Netherlands

Smit Röntgen B.V.	Netherlands

List of subsidiaries (continued)

Company	Country of Incorporation
Splendor Gloeilampenfabrieken B.V.	Netherlands

Tijm Holding B.V.	Netherlands

Philips Trading House B.V.	Netherlands

Van der Heem B.V.	Netherlands

Philips Venture Capital Fund B.V.	Netherlands

De Vitrite Fabriek (The Vitrite Works) B.V.	Netherlands

B.V. Woningbouw Exenkaf	Netherlands

Metaaldraadlampenfabriek “Volt” B.V.	Netherlands

B.V. Expeditiekantoor v/h A. Wouters & Co	Netherlands

Philips Hearing Technologies B.V.	Netherlands

Philips Consumer Relations B.V.	Netherlands

HTCE Limited Partner B.V.	Netherlands

Philips Lumileds Lighting Company B.V.	Netherlands

Philips Medical Systems Holding B.V.	Netherlands

PD Magnetics B.V.	Netherlands

Adac Laboratories Europe B.V.	Netherlands

Marconi Medical Systems Netherlands B.V.	Netherlands

Philips Real Estate Investment Management B.V.	Netherlands

HTCE General Partner B.V.	Netherlands

Hilvarenbeek Training Services B.V.	Netherlands

Philips High Tech Plastics B.V.	Netherlands

Philips Warehouse & Services B.V.	Netherlands

Philips Aerospace B.V.	Netherlands

Electrologica B.V.	Netherlands

NavPart II B.V.	Netherlands

Philips Patient Monitoring Systems China Holding B.V.	Netherlands

Avelingen Licht Holding B.V.	Netherlands

PLDS Netherlands B.V.	Netherlands

Assembléon China B.V.	Netherlands

Modular Lighting Nederland B.V.	Netherlands

Philips Consumer Luminaires the Netherlands B.V.	Netherlands

Massive Produktie Nederland B.V.	Netherlands

Philips DAP Zhuhai Holding B.V.	Netherlands

Philips DAP Suzhou Holding B.V.	Netherlands

Philips Lighting Electronics Shanghai Holding B.V.	Netherlands

Philips Imaging Systems China Holding B.V.	Netherlands

Philips Electronics Technology Shanghai Holding B.V.	Netherlands

Respironics Netherlands B.V.	Netherlands

HTCE Site Management B.V.	Netherlands

Shapeways B.V.	Netherlands

Imaging Components Heerlen B.V.	Netherlands

Fianara International B.V.	Netherlands

Respironics Holding UK B.V.	Netherlands

List of subsidiaries (continued)

Company	Country of Incorporation
Respironics Holding France B.V.	Netherlands

Respironics Holding Switzerland B.V.	Netherlands

Respironics Holding Japan B.V.	Netherlands

Genlyte Holding Canada B.V.	Netherlands

Genlyte Holding C B.V.	Netherlands

Lifeline Systems Holding B.V.	Netherlands

Philips Antillana N.V.	Netherlands Antilles

Philips New Zealand Limited	New Zealand

Saeco Australia & NZ Ltd. (70%)	New Zealand

Philips Norge AS	Norway

Philips Consumer Luminaires Norway AS	Norway

Normed AS (51%)	Norway

Philips Electrical Company of Pakistan (Private) Limited	Pakistan

Philips Electrical Industries of Pakistan Limited (99%)	Pakistan

Philips Caribbean Panamá, Inc.	Panama

GT Mexican Holding Corp.	Panama

Philips del Paraguay S.A.	Paraguay

Philips Peruana S.A.	Peru

Philips Electronics and Lighting, Inc.	Philippines

Philips Industrial Development, Inc.	Philippines

Assembléon Philippines, Inc.	Philippines

RCM Manufacturing	Philippines

Philips Lighting Bielsko Sp.z.o.o.	Poland

Philips Lighting Poland S.A.	Poland

Philips Polska Sp.z.o.o.	Poland

Manufacturers Services Poland Sp.z.o.o.	Poland

“Philips Lighting Export Eastern Europe Ltd.” Sp.z.o.o.	Poland

Saeco Polska Sp.z.o.o. (75%)	Poland

Philips Portuguesa, S.A.	Portugal

RCS — Sistemas de Controlo Remoto, S.A.	Portugal

SEDS — Sociedade de Electronica, Desenvolvimento e Servicos, S.A.	Portugal

Saecopor — Importacao e Comércio de Aparelhos Eléctricos, Limitata	Portugal

Philips Medical Systems Puerto Rico, Inc.	Puerto Rico

Philips Romania S.R.L.	Romania

Philips Outdoor Lighting Romania S.R.L.	Romania

Massive Romania Impex S.R.L.	Romania

Sogeco Romania S.r.l.	Romania

Philips Medical Systems, L.L.C.	Russian Federation

Limited Liability Company “Philips”	Russian Federation

ZAO Idman MOW	Russian Federation

Massive Lighting d.o.o.	Serbia

Philips Electronics Asia Pacific Pte Ltd.	Singapore

List of subsidiaries (continued)

Company	Country of Incorporation
Philips Singapore Private Limited	Singapore

Philips Electronics Singapore Pte Ltd	Singapore

Assembleon Singapore Pte Ltd	Singapore

Cannon Avent (Singapore) Pte Limited	Singapore

MMD Singapore Pte Ltd.	Singapore

Philips Slovakia s.r.o.	Slovakia

Philips Medical Systems s.r.o.	Slovakia

Philips Slovenija trgovina, d.o.o.	Slovenia

Philips Medical Systems (Proprietary) Limited	South Africa

Philips South Africa (Proprietary) Limited	South Africa

Philips Medical Customer Support (Pty) Limited	South Africa

Dynalite South Africa (Pty.) Ltd.	South Africa

Philips Ibérica, S.A.	Spain

ADAC Iberia, S.A.	Spain

Saeco Iberica S.A. (80%)	Spain

Philips Aktiebolag	Sweden

Philips Consumer Luminaires Sweden AB	Sweden

Ljusgruppen Aktiebolag	Sweden

Respironics Sweden AB	Sweden

Philips Beteiligungs AG in Liquidation	Switzerland

Philips AG	Switzerland

Massive AG	Switzerland

Respironics Switzerland GmbH	Switzerland

Saeco AG	Switzerland

Imel AG	Switzerland

EBT Technology, Inc.	Taiwan

Philips Electronics Industries (Taiwan) Ltd.	Taiwan

Philips Taiwan Ltd.	Taiwan

Assembleon Taiwan Limited	Taiwan

MMD-Monitors & Displays Taiwan Ltd.	Taiwan

Philips Electronics (Thailand) Ltd.	Thailand

Philips Tunisienne d’Eclairage S.A.	Tunisia

Türk Philips Ticaret Anonim Sirketi	Turkey

Limited Liability Company “Philips Ukraine”	Ukraine

Philips Components Limited	United Kingdom

Philips Consumer Communications UK Limited	United Kingdom

Philips Impex Limited	United Kingdom

ECS Lighting Controls Limited	United Kingdom

Philips Lighting Limited	United Kingdom

Philips Holdings Limited	United Kingdom

Mullard Ltd.	United Kingdom

Philips Pension Trustees Limited	United Kingdom

List of subsidiaries (continued)

Company	Country of Incorporation
Philips Electronics UK Limited	United Kingdom

Philips U.K. Limited	United Kingdom

Pyecam Company Limited	United Kingdom

Pye (Electronic Products) Ltd.	United Kingdom

Assembléon UK Limited	United Kingdom

Philips Lamps and Luminaires Limited	United Kingdom

Philips Design Limited	United Kingdom

Philips Medical Systems UK Limited	United Kingdom

Avent Holdings Limited	United Kingdom

Avent Finance Limited	United Kingdom

Avent Group Limited	United Kingdom

Avent Limited	United Kingdom

Cannon Babysafe Limited	United Kingdom

Invivo UK Ltd.	United Kingdom

Massive Holding UK Limited	United Kingdom

Philips Consumer Luminaires UK Limited	United Kingdom

Translite Limited	United Kingdom

Sonoma Lighting Ltd.	United Kingdom

Strand Lighting Europe Limited	United Kingdom

Respironics UK Holding Company Limited	United Kingdom

Respironics Ltd.	United Kingdom

Respironics (UK) Limited	United Kingdom

Respironics Respiratory Drug Delivery (UK) Ltd.	United Kingdom

Profile Pharma Limited	United Kingdom

Philips Healthcare Informatics Limited	United Kingdom

Dynalite Europe Limited	United Kingdom

Philips Trustee Company Limited	United Kingdom

Saeco UK Ltd. (80%)	United Kingdom

210 East Tarrant Street Realty Co.	United States

The Addison Company Inc.	United States

Advance Transformer Co.	United States

Chicago Magnet Wire Corp.	United States

American Color & Chemical, L.L.C.	United States

DCF International Limited	United States

Philips Holding USA Inc.	United States

Philips Lighting Electronics Company	United States

Philips Marketing Services, Inc.	United States

Mepco/Centralab, Inc.	United States

Philips MPEG Inc.	United States

Philips Electronics North America Corporation	United States

Philips Electronics Realty Corporation	United States

Remediation Services, Inc.	United States

Philips CSI Inc.	United States

List of subsidiaries (continued)

Company	Country of Incorporation
Philips S Ventures LP Incorporated	United States

Philips Ventures II Incorporated	United States

Philips Ventures Incorporated	United States

ATL Ultrasound, Inc.	United States

Scientific Medical Systems International, Inc.	United States

Philips Medical Financial Services, Inc.	United States

Atlas Diagnostics International, Inc.	United States

Philips Ultrasound, Inc.	United States

Philips Advanced Metrology Systems, Inc.	United States

Advanced Technology Laboratories, Inc. (Delaware)	United States

Philips Semiconductors Inc.	United States

Philips LumiLeds Lighting Company LLC	United States

Lighting.Com., Inc.	United States

Philips Semiconductor Manufacturing Inc.	United States

Assembléon America, Inc.	United States

Philips Medical Systems (Cleveland), Inc.	United States

ADAC Capital, LLC	United States

Philips Oral Healthcare, Inc.	United States

Philips Medical Systems (PMMS Sales) Corporation	United States

ATL International LLC	United States

Zymed Puerto Rico, Inc.	United States

Philips Medical Systems Export, Inc.	United States

Picker International del Caribe, Inc.	United States

Project Realty LLC	United States

Philips Healthcare Informatics, Inc.	United States

Lifeline Systems, Inc.	United States

Philips UQE Holding Company, Inc.	United States

The Bodine Group Holding Company	United States

Philips Emergency Lighting LLC	United States

Alltronics, LLC	United States

Side-Lite, LLC	United States

Philips Medical Systems MR, Inc.	United States

Invivo Corporation	United States

SuperPower Inc.	United States

Witt Biomedical Corporation	United States

IGC-Superpower, LLC	United States

MRI Devices Corporation	United States

Lifeline Systems Company	United States

Philips & Lite-on Digital Solutions USA, Inc.	United States

Philips Solid-State Lighting Solutions, Inc.	United States

Raytel USA, Inc.	United States

Raytel Cardiac Services, Inc.	United States

Cardiac Evaluation Services, Inc.	United States

List of subsidiaries (continued)

Company	Country of Incorporation
Raytel Imaging Network, Inc.	United States

Emergin, Inc.	United States

The Genlyte Group Incorporated	United States

Genlyte Canadian Holdings LLC	United States

GTG Intangible Holdings LLP	United States

Genlyte Intangible Inc.	United States

Genlyte Thomas Group LLC	United States

TIR Technology LP	United States

Strand Lighting Inc.	United States

Hanover Lantern Inc.	United States

Shakespeare Composite Structures LLC	United States

Sportlite, Inc.	United States

New Oxford Aluminum LLC	United States

Translite Sonoma, LLC	United States

JJI Lighting Group Inc.	United States

Yort Inc.	United States

VISICU, Inc.	United States

Respironics, Inc.	United States

RIC Investments, LLC	United States

RI Finance, Inc.	United States

RI Licensing, Inc.	United States

RI Trading, LLC	United States

RI Assurance, Inc.	United States

Respironics California, Inc.	United States

Respironics New Jersey, Inc.	United States

Respironics Colorado, Inc.	United States

Respironics Novametrix, LLC	United States

Children’s Medical Ventures, LLC	United States

Respironics International, Inc.	United States

Respironics International Global Enterprises, Inc.	United States

Mini-Mitter Company, Inc.	United States

Respironics Charitable Foundation	United States

Respironics Bermuda Ltd.	United States

Apollo Light Systems Inc.	United States

Pro-Tech Services Inc.	United States

Dixtal Medical, Inc.	United States

Teletrol Systems, Inc.	United States

Saeco USA Ltd.	United States

U.S. Philips Corporation	United States

Philips Uruguay S.A.	Uruguay

Industrias Venezolanas Philips, S.A.	Venezuela

Philips Electronics Vietnam Limited	Vietnam